SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: September 10, 2003
(Date of earliest event reported)

Lightspan, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-29347	33-0585210

(Commission File No. Employer)	(IRS Identification Number)

10140 Campus Point Drive
San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number including area code: (858) 824-8000

Item 5. Other Events.

     On September 10, 2003 Lightspan received a letter from the Nasdaq National Stock Market indicating that the Company had regained compliance for share listing under Nasdaq Marketplace Rule 4450(a)(5).

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lightspan, Inc.

Dated: September 12,2003	By:	/s/ Michael A. Sicuro

Michael A. Sicuro Chief Financial Officer, Secretary and Treasurer